UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 12, 2023

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On October 12, 2023, ZCity Sdn Bhd (the “Company”), a wholly owned subsidiary of Treasure Global Inc (“TGL”) and AI Lab Martech Sdn. Bhd. (the “Licensor”), a company that provides application, services and turnkey solutions on artificial intelligence (“AI”) in various aspects, including customization, video production, brand engagement, marketing and content creation, entered into a License and Service Agreement (the “License Agreement”), in which the Licensor shall provide a non-exclusive, non-transferable, royalty-free license to use and operate an AI software solutions (the “AI Software”) in exchange for the issuance of USD$563,000 worth of common stock, par value $0.00001 per share, of TGL, or 2,943,021 shares valued at USD$0.1913 per share (the “TGL Shares”). The License Agreement is for a period of 12 months (the “Term”). At the expiration of the Term, the Company shall have an option to renew the term of the License Agreement for an additional 12 months. The License Agreement may be terminated if the Company or the Licensor materially breaches any of its obligations or undertakings as set forth in the License Agreement or if either the Company or the Licensor is subject to any form of insolvency administration, ceases to conduct its business or has a liquidator appointed over any part of its assets.

Pursuant to the License Agreement, the TGL Shares will be issued within 10 business days from the effective date of the License Agreement and will be restricted securities and not be listed on any exchange.

The foregoing description of the License Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the License Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The issuance of the TGL Shares is exempt from registration under the Securities Act of 1933, as amended. The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

TGL issued a press release announcing the capabilities of the AI Software, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	License and Service Agreement dated as of October 12, 2023, by and between the Company and AI Lab Martech Sdn. Bhd.
99.1	Press Release dated as of October 18, 2023, issued by TGL
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2023	TREASURE GLOBAL INC

	By:	/s/ Chong Chan “Sam” Teo
	Name:	Chong Chan “Sam” Teo
	Title:	Chief Executive Officer

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